GREAT-WEST FUNDS, INC.

Great-West MFS International Growth Fund

Institutional Class Ticker: MXHTX

Investor Class (formerly Initial Class) Ticker: MXIGX

(the “Fund”)

Supplement dated March 16, 2018 to the Prospectus and Summary Prospectus for the

Fund, each dated May 1, 2017, and the Statement of Additional Information (“SAI”)

for Great-West Funds, Inc., dated January 4, 2018

Massachusetts Financial Services Company (“MFS”) currently serves as sub-adviser to the Fund. At an in-person meeting held on February 21, 2018, the Board of Directors of Great-West Funds, Inc. approved removing MFS as the sub-adviser to the Fund and retaining each of Franklin Templeton Institutional, LLC (“Franklin Templeton”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) as a sub-adviser to the Fund effective April 27, 2018 (the “Effective Date”). Accordingly, on the Effective Date the Fund’s name will change as reflected below in the Prospectus, Summary Prospectus and SAI:

Old Name	New Name
Great-West MFS International Growth Fund	Great-West International Growth Fund

On the Effective Date, the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:

All references to MFS in the Prospectus and Summary Prospectus and all references to MFS with respect to the Fund in the SAI are hereby removed.

In the section entitled “Principal Investment Strategies” on page 1 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“The Fund will, under normal circumstances, invest at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging markets) issuers. For purposes of the Fund’s 80% policy, “net assets” means net assets plus the amount of any borrowings for investment purposes. The Fund may, from time to time, have significant investments in a particular sector or country, a small number of countries, or a particular geographic region; provided that the Fund will, under normal circumstances, invest in at least three different countries. The Fund may invest in companies of any size, including small and medium companies.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; the issuer is organized under the laws of, and maintains a principal office in, that country; the issuer has its principal securities trading market in that country; the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; the issuer has 50% or more of its assets in that country; or the issuer is included in an index which is representative of that country.

The Fund’s investment portfolio is managed by two sub-advisers: Franklin Templeton Institutional, LLC (“Franklin Templeton”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser. Franklin employs a disciplined, bottom-up investment approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. JPMorgan generally focuses on investing its assets in the stocks of companies that it believes has above average growth potential and that are also trading at reasonable valuations.

In the section entitled “Principal Investment Risks” on page 2 of the Prospectus and Summary Prospectus, the following risks are being added:

Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection process of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.

Sector Risk - Sector risk is a possibility that certain sectors of the economy may underperform other sectors or the market as a whole.”

In the section entitled “Sub-Adviser” on page 3 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Sub-Advisers

Franklin Templeton and JPMorgan”

In the section entitled “Portfolio Managers” on page 4 of the Prospectus and Summary Prospectus, the table is hereby deleted in its entirety and replaced with the following:

“Portfolio Managers

Name	Title	Length of Service as Portfolio Manager of Fund
Franklin Templeton
John P. Remmert	Senior Portfolio Manager	2018
Donald G. Huber, CFA	Portfolio Manager	2018
JPMorgan
Shane Duffy, CFA	Managing Director	2018
Tom Murray, CFA	Managing Director	2018

Under the header “More Information About the Fund”, in the section entitled “More Information About the Fund’s Investments” on page 4 of the Prospectus, the first paragraph is hereby deleted in its entirety and replaced with the following:

“Each of the Sub-Advisers may manage other mutual funds having similar investment objectives and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.”

Immediately following the section entitled “Securities Lending” on page 6 of the Prospectus, the following section is added:

“How the Sub-Advisers Select Investments

Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets which it manages pursuant to the investment philosophy described below.

Franklin Templeton manages a portion of the Fund. Franklin Templeton employs a disciplined, bottom-up investment approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. Franklin Templeton uses a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth, quality and valuation.

JPMorgan manages a portion of the Fund. JPMorgan generally focuses on investing its assets in the stocks of companies that it believes has above average growth potential and that are also trading at reasonable valuations. JPMorgan uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.”

Under the header “More Information About the Fund”, in the section entitled “Principal Investment Risks” on page 6 of the Prospectus, the following risks are being added:

Multi-Manager Risk - Because each Sub-Adviser makes investment decisions independently, it is possible that the security selection process of the Sub-Advisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible that one Sub-Adviser may, at any time, take positions that may be opposite of positions taken by the other Sub-Adviser. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transactions costs. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected for the Fund.

Sector Risk - Companies with similar lines of business are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall stock market. A fund can still be diversified, even if it is heavily weighted in one or more sectors.”

Under the header “Management and Organization”, in the section entitled “Sub-Adviser” on page 9 of the Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Sub-Advisers

Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub- advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub- Advisers for their services out of GWCM’s advisory fee described above. The following is additional information regarding the Sub-Advisers:

Franklin Templeton Institutional, LLC (Franklin Templeton) is registered as an investment adviser with the SEC. Franklin Templeton’s address is 280 Park Avenue, New York, New York 10017. Franklin Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Templeton and its affiliates manage, as of December 31, 2017, over $753 billion in assets, and have been in the investment management business since 1947.

A portion of the Fund is managed by a team at Franklin Templeton of dedicated professionals focused on investments in international securities. The portfolio managers of the team are as follows:

Donald G. Huber, CFA, is a senior vice president and portfolio manager responsible for managing institutional and retail global large cap equity portfolios. Prior to joining Franklin Templeton in 2002, Mr. Huber was with J.P. Morgan Chase and predecessor organizations, where he focused on portfolio management, strategic planning and relationship management in private and corporate banking. He entered the financial services industry in 1982. Mr. Huber holds a B.B.A. from the University of Michigan.

John P. Remmert, J.D., is a senior vice president and lead portfolio manager for Franklin Equity Group. He is responsible for the management of global and non-U.S. institutional equity portfolios. Prior to joining Franklin Templeton in 2002, Mr. Remmert was with Citibank Global Asset Management and the U.S. Federal Reserve. He entered the financial services industry in 1987. Mr. Remmert holds an M.B.A. from the University of Chicago, a J.D. from Georgetown University, and a B.A. from Rutgers University.

J.P. Morgan Investment Management Inc. (JPMorgan) is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of JPMorgan is 270 Park Avenue, New York, New York 10017. As of December 31, 2017, JPMorgan and its affiliates had approximately $1.7 trillion in assets under management.

A portion of the Fund is managed by Shane Duffy and Tom Murray at JPMorgan.

Shane Duffy, CFA is a managing director and portfolio manager in the International Equity Group. Mr. Duffy works on EAFE portfolios, in particular International Growth and International Unconstrained. Previously, Mr. Duffy worked as a global sector specialist with responsibility for consumer discretionary stocks. He joined the team in 1999, holds a M.A. in History from Cambridge University.

Tom Murray, CFA is a portfolio manager in the International Equity Group, based in London, with particular responsibility for EAFE, ACWI ex US and International Unconstrained portfolios. An employee since 1996, Mr. Murray was previously the Global Sector Specialist responsible for the energy sector. Mr. Murray holds a B.A. (Hons) in Classics from Bristol University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.”

In the section entitled “Sub-Advisers,” following “FRANKLIN ADVISERS, INC.” on page 51 of the SAI, a new section is being added:

“FRANKLIN TEMPLETON INSTITUTIONAL, LLC

Franklin Templeton Institutional, LLC (“Franklin Templeton”) serves as a Sub-Adviser to the Great-West International Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Franklin Templeton dated April 27, 2018. Franklin Templeton, registered as an investment adviser under the Advisers Act, is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange, with its principal business address at One Franklin Parkway, San Mateo, California 94403.

GWCM is responsible for compensating Franklin Templeton, which receives monthly compensation for its services at the annual rate of 0.35% on all assets.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2017.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John P. Remmert	0	0	0	0	15	$3,096	0	0	0	0	0	0
Donald G. Huber	1	$323	5	$304	22	$4,684	0	0	0	0	0	0

Material Conflicts of Interest Policy

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the investment manager has adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

(i)Base salary. Each portfolio manager is paid a base salary.

(ii)Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources, Inc. and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

(iii)Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources, Inc. stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of December 31, 2017.”

In the section entitled “Sub-Advisers,” “J.P. MORGAN INVESTMENT MANAGEMENT INC.”, on page 60 of the SAI, the first two paragraphs are hereby deleted in their entirety and replaced with the following:

“J.P. MORGAN INVESTMENT MANAGEMENT INC.

J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as a Sub-Adviser to the Great-West Multi-Manager Large Cap Growth Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013 and to the Great-West International Growth Fund pursuant to a Sub-Advisory Agreement dated April 27, 2018. JPMorgan, registered as an investment adviser under the Advisers Act, is a Delaware corporation with its principal business address at 270 Park Avenue, New York, New York 10017. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company.

GWCM is responsible for compensating JPMorgan, which receives monthly compensation for its services at the annual rate of 0.35% on the first $500 million and 0.30% on all assets over $500 million for the Great-West Multi-Manager Large Cap Growth Fund and 0.35% on the first $150 million and 0.33% on all assets over $150 million for the Great-West International Growth Fund.”

Under the “Other Accounts Managed” sub-header in the section entitled “Sub-Advisers,” “J.P. MORGAN INVESTMENT MANAGEMENT INC.”, on page 60 of the SAI, the following sentence is added as the first sentence of the paragraph: “The Great-West Multi-Manager Large Cap Growth Fund is managed by Giri Devulapally.” In addition, a new paragraph and table is hereby added to the section as follows:

“The Great-West International Growth Fund is managed by Shane Duffy and Tom Murray. The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2017.”

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Shane Duffy	6	5,445	11	4,476	3	1,015	0	0	0	0	2	707
Tom Murray	6	5,528	11	4,476	12	3,788	0	0	0	0	1	328

Terms used herein but not defined shall have the meaning ascribed to them by the Prospectus, Summary Prospectus, or SAI, as applicable.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated May 1, 2017, and the Statement of Additional Information for Great-West Funds, Inc., dated January 4, 2018.

Please keep this Supplement for future reference.

GREAT-WEST FUNDS, INC.

Great-West MFS International Value Fund

Institutional Class Ticker: MXJVX

Investor Class (formerly Initial Class) Ticker: MXIVX

Class L Ticker: MXMIX

(the “Fund”)

Supplement dated March 16, 2018 to the Prospectus and Summary Prospectus for the

Fund, each dated May 1, 2017, and the Statement of Additional Information

for Great-West Funds, Inc., dated January 4, 2018

Massachusetts Financial Services Company (“MFS”) currently serves as sub-adviser to the Fund. At an in-person meeting held on February 22, 2018, the Board of Directors of Great-West Funds, Inc. approved the addition of LSV Asset Management (“LSV”) as an additional sub-adviser to the Fund effective April 27, 2018 (the “Effective Date”). Accordingly, on the Effective Date the Fund’s name will change as reflected below in the Prospectus, Summary Prospectus and Statement of Additional Information:

Old Name	New Name
Great-West MFS International Value Fund	Great-West International Value Fund

On the Effective Date, the following changes are made to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”), as applicable:

In the section entitled “Principal Investment Strategies” on page 1 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Fund will invest primarily in companies located outside the U.S., including those in emerging markets. The Fund may, from time to time, have significant investments in a single country, a small number of countries, or a particular geographic region. Each Sub-Adviser may invest the Fund’s assets in companies of any size, including small and medium companies.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; the issuer is organized under the laws of, and maintains a principal office in, that country; the issuer has its principal securities trading market in that country; the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; the issuer has 50% or more of its assets in that country; or the issuer is included in an index which is representative of that country.

The Fund’s investment portfolio is managed by two sub-advisers: LSV Asset Management (“LSV”) and Massachusetts Financial Services Company (“MFS”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser. LSV employs a deep-value strategy that seeks to invest in undervalued international companies with high potential for near-term price appreciation. MFS employs a bottom-up investment approach that seeks to invest in the stocks of companies that it believes is undervalued compared to their intrinsic value.

The Fund may, but is not required to, invest in derivatives for any investment purpose. The Fund intends to invest in derivatives primarily to increase or decrease currency exposure. Derivatives include futures, forward contracts, options, structured securities, and swaps.”

In the section entitled “Principal Investment Risks” on page 2 of the Prospectus and Summary Prospectus, the following risk is being added:

“Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection process of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.”

In the section entitled “Sub-Adviser” on page 4 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Sub-Advisers

LSV and MFS”

In the section entitled “Portfolio Managers” on page 4 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Portfolio Managers

Name	Title	Length of Service as Portfolio Manager of Fund
LSV
Josef Lakonishok	Founding Partner, CEO & CIO	2018
Puneet Mansharamani, CFA	Partner, Portfolio Manager	2018
Menno Vermeulen, CFA	Partner, Portfolio Manager	2018
Guy Lakonishok	Partner, Portfolio Manager	2018
Greg Sleight	Partner, Portfolio Manager	2018
MFS
Benjamin Stone	Investment Officer	2009
Pablo de la Mata	Investment Officer	2014

Under the header “More Information About the Fund”, in the section entitled “More Information About the Fund’s Investments” on page 4 of the Prospectus, the first paragraph is hereby deleted in its entirety and replaced with the following:

“Each of the Sub-Advisers may manage other mutual funds having similar investment objectives and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.”

Immediately following the section entitled “Securities Lending” on page 7 of the Prospectus, the following section is added:

“How the Sub-Advisers Select Investments

Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets which it manages pursuant to the investment philosophy described below.

LSV manages a portion of the Fund. LSV generally focuses on investing its assets in the stocks of companies that it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market’s low expectations. LSV uses a quantitative investment model to make investment decisions for the portion of the Fund it sub-advises. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock’s relative portfolio weight has appreciated significantly (relative to the benchmark).

MFS manages a portion of the Fund. MFS focuses on companies it believes have intrinsic value greater than the perceived value by the marketplace, e.g., companies with cash flow in excess of their capital expenditures, conservative balance sheets, sustainable competitive advantages, high returns on capital, or the ability to weather economic downturns. These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies. MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.”

Under the header “More Information About the Fund”, in the section entitled “Principal Investment Risks” on page 7 of the Prospectus, the following risk is being added:

“Multi-Manager Risk - Because each Sub-Adviser makes investment decisions independently, it is possible that the security selection process of the Sub-Advisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible that one Sub-Adviser may, at any time, take positions that may be opposite of positions taken by the other Sub-Adviser. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transactions costs. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected for the Fund.”

Under the header “Management and Organization”, in the section entitled “Sub-Adviser” on page 9 of the Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Sub-Advisers

Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub- advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub- Advisers for their services out of GWCM’s advisory fee described above. The following is additional information regarding the Sub-Advisers:

LSV Asset Management is registered as an investment adviser with the SEC. LSV’s address is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. Formed in 1994 as a Delaware general partnership, LSV provides active, quantitative value equity management through the application of proprietary models. LSV’s general partners include officers and employees of LSV, who collectively own a majority of LSV, and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of December 31, 2017, LSV had approximately $118 billion in assets under management.

A portion of the Fund is managed by a team of investment professionals at LSV.

Josef Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 40 years of investment and research experience. Dr. Lakonishok received a B.A. in Economics and Statistics and an M.B.A. from Tel Aviv University. He earned an M.S. in Business Administration and a Ph.D. in Business Administration from Cornell University.

Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006. He has more than 18 years of investment experience. He earned a B.S. in Engineering from Delhi University, Delhi College of Engineering and an M.S. in Engineering at Case Western Reserve University, Case School of Engineering.

Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998. He has more than 25 years of investment and research experience and holds a master’s degree in Econometrics from Erasmus University at Rotterdam.

Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014. He has more than 16 years of investment experience. Mr. Lakonishok received a B.S. in Applied Science with a Major in Electrical Engineering from Washington University in St. Louis and an M.B.A. from the University of Chicago - Booth School of Business.

Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014. He has more than 11 years of investment experience. Mr. Sleight received a B.S. in Material Science & Engineering from the University of Illinois and an M.B.A. in Econometrics, Economics & Analytic Finance from the University of Chicago in 2006.

Massachusetts Financial Services Company is a Delaware corporation and a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is registered as an investment adviser with the SEC. Its principal business address is at 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $489 billion as of February 28, 2018.

A portion of the Fund is co-managed by Benjamin Stone and Pablo de la Mata. Mr. Stone, Investment Officer, has been a portfolio manager of the Great-West International Value Fund since November 2008 and has been employed in the investment area of MFS since 2005. Mr. de la Mata, Investment Officer, has been a portfolio manager of the Great-West International Value Fund since 2014 and has been employed in the investment area of MFS since 2008.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.”

In the section entitled “Sub-Advisers,” following “LORD, ABBETT & CO. LLC.” on page 66 of the SAI, a new section is being added:

“LSV ASSET MANAGEMENT

LSV Asset Management (“LSV”) serves as a Sub-Adviser to the Great-West International Value Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and LSV dated April 27, 2018. LSV is a partnership between LSV’s current and former employees and management team, owners of a majority position, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position. LSV’s principal business address is 155 S. Wacker Drive, Chicago, IL 60606.

GWCM is responsible for compensating LSV, which receives monthly compensation for its services at the annual rate of 0.40% on the first $1 billion of assets and 0.375% on all assets over $1 billion.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2017.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Guy Lakonishok, CFA	37	$21,129	74	$28,368	449	$68,860	0	0	29	$1,314	44	$10,286
Josef Lakonishok	37	$21,129	74	$28,368	449	$68,860	0	0	29	$1,314	44	$10,286
Puneet Mansharamani, CFA	37	$21,129	74	$28,368	449	$68,860	0	0	29	$1,314	44	$10,286
Greg Sleight	37	$21,129	74	$28,368	449	$68,860	0	0	29	$1,314	44	$10,286
Menno Vermeulen, CFA	37	$21,129	74	$28,368	449	$68,860	0	0	29	$1,314	44	$10,286

Material Conflicts of Interest Policy

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of each portfolio trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the portfolio. In addition, it is also possible that a potential conflict of interest may arise because a portfolio manager manages an account with a performance-based management fee and other accounts without a performance-based fee, and accounts in which employees may be invested. However, LSV has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation

LSV compensates the portfolio managers for their management of the portfolios. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a Partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of March 16, 2018.”

In the section entitled “Sub-Advisers,” “MASSACHUSETTS FINANCIAL SERVICES COMPANY”, on page 67 of the SAI, the first paragraph is hereby deleted in its entirety and replaced with the following:

“Massachusetts Financial Services Company (“MFS”) serves as a Sub-Adviser to the Great-West International Value Fund pursuant to Sub-Advisory Agreements dated December 5, 2013, as amended. MFS, registered as an investment adviser pursuant to the Advisers Act, is a Delaware corporation with its principal business address at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.”

Terms used herein but not defined shall have the meaning ascribed to them by the Prospectus, Summary Prospectus, or SAI, as applicable.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated May 1, 2017, and the Statement of Additional Information for Great-West Funds, Inc., dated January 4, 2018.

Please keep this Supplement for future reference.